                                                                                                                                                EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements  No.
333-70037,  No.  333-60314,  No. 333-83920 and No. 333-93943 on Form S-3 and No.
333-95285,  No.  333-81604 and No.  333-62158 on Form S-8 of NYFIX,  Inc. of our
report  dated March 8, 2002 (March 14,  2002 as to Note 21),  appearing  in this
Annual Report on Form 10-K of NYFIX, Inc. for the year ended December 31, 2001.

                                                  /S/ DELOITTE & TOUCHE LLP
Stamford, Connecticut
March 28, 2002